THE CHINA FUND, INC. (CHN)
The Martin Currie
Shanghai team
IN BRIEF

Net asset value per share	US$	28.60
Market price	US$	26.56
Premium/(discount)		(7.13%)
Fund size	US$	651.5m
Source: State Street Bank and Trust Company

At 30 November 2009	US$ returns

	China Fund NAV	MSCI Golden Dragon*
	%	%
One month	5.3	2.1
Year to date	64.5	62.0
One year	80.1	73.7
Three years %pa	19.9	6.6
Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company. NAV performance.
* Source for index data: MSCI.
MANAGER’S COMMENTARY
China is having a good crisis. Property prices are rocketing and shops are packed. Manufacturers in the south of the country are once more complaining of a shortage of labor. The Chinese leaders, having long been lectured on the benefits of the ‘free market’ by visiting Western politicians, can now barely restrain a smirk when dignitaries arrive, begging China to continue to buy US debt. It is ironic that the lesson which the Chinese leadership will take from the crisis — namely that the party should never give up control of the commanding heights of the economy, especially the banks — is the opposite of that which Western leaders took from the fall of the Berlin Wall. Remember the ‘triumph of capitalism’? The new lesson is likely to prove just as false, leading eventually to complacency and tears, but the participants will have fun in the meantime.
There is already talk of a bubble in China. As a veteran of the Japan bubble, I feel well placed to aver on the subject. We are not there yet — we are still finding plenty of interesting, reasonably priced stocks to buy. But several forces are driving us in that direction, notably the effect on an already buoyant China of a sustained period of low Western interest rates, which will be reflected through the currency peg. (The peg is likely to be loosened early next year, but not by much). We will be vigilant for signs of a bubble, such as innovative methods of justifying high valuations, famous Western fund managers relocating to China and the publication of books about the ‘Chinese century’. I remember well those books published in the late 80s urging the West to learn from Japanese management practice and Francis Coppola’s 1988 movie Tucker: the Man and his Dream, which marked the nadir of American confidence in the wake of the Japanese economic assault. We will also be watching for Chinese acquisitions of overseas prestige assets (an important factor in our proprietary ‘China Smugness Index’). The infallible marker of a bubble peak is, of course, completion of the world’s tallest building. The record will go to the Shanghai Tower, ready for occupation in 2014. That is if, for any reason, the Burj Dubai does not open as planned...
Inflation is the main threat to the ‘bubble scenario’. There are clear signs of inflation which, while not yet reflected in statistics, are all too evident on the ground. Although communist officials don’t mind some asset-price inflation, they worry a lot about rising food prices. We expect the return of inflation early next year to trigger a normalization of bank liquidity and renminbi appreciation. We are entering a period when most statistics will show huge growth because of low-base comparison with the black period from November through February last year. In October, power production (one of the more reliable statistics) showed year-on-year growth of 17.1%, up from +11.5% in September. Expect newspaper headlines about a massive recovery in Chinese export growth.

INVESTMENT STRATEGY
The fund is 95% invested with holdings in 61 companies, the unlisted portion of the fund is 14.1%. Of the fund, 20.7% is invested in Taiwan and 12.9% in A-share-linked securities.
Turnover in the portfolio remained light. What there was focused on transportation; we added the good-value Anhui Expressway, Daqin Railway (which is benefiting from an asset injection and buoyancy in the coal market) and, ahead of the Shanghai World Expo in 2010 and a domestic tourism boom, Shanghai International Airport and Shanghai Qiansheng (the largest local taxi firm). The only non-transport addition was Taiwan’s leading life insurance, Cathay Financial Holdings, which we expect to benefit from the inflation of Taiwanese asset prices as Chinese investors arrive on the island.
The fund has a high exposure to the healthcare industry (21.8% of net asset value). To highlight the excellent prospects of this sector, Martin Currie is co-operating with UBS to sponsor the Health of China Forum. This will feature presentations from China’s best healthcare companies on 1 and 2 February 2010, in the lovely surroundings of Lijiang, Yunnan province. All investors are welcome to attend.
Chris Ruffle, Martin Currie Inc*

* Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to the range of China investment products managed by Martin Currie.
MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of Martin Currie’s China investment products. HCML has seconded both Chris Ruffle and Shifeng Ke to MCIM, or its affiliates, on a full time basis with the same roles and responsibilities as if they were full time employees.

30 NOVEMBER 2009
FUND DETAILS

Market cap	US$605.08m
Shares outstanding	22,781,762
Exchange listed	NYSE
Listing date	July 10, 1992
Listed and direct investment manager	Martin Currie Inc
Source: State Street Bank and Trust Company.
SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon
Healthcare	21.8%	0.1%
Consumer discretionary	17.6%	5.2%
Consumer staples	16.5%	2.6%
Financials	11.6%	36.9%
Industrials	9.4%	7.4%
Information technology	7.3%	21.1%
Energy	4.6%	9.0%
Materials	2.9%	6.4%
Utilities	2.0%	3.6%
Telecommunications	1.3%	7.7%
Other assets & liabilities	5.0%	—
Source: State Street Bank and Trust Company. Source for index data: MSCI
ASSET ALLOCATION
Source: State Street Bank and Trust Company

PERFORMANCE	(US$ RETURNS)

	NAV	Market price
	%	%
One month	5.3	5.2
Year to date	64.5	60.6
Three years %pa	19.9	19.7
Past performance is not a guide to future returns.
Three year returns are annualized.
Source: State Street Bank and Trust Company
15 LARGEST HOLDINGS (47.6%)

Queenbury Investment (Huiyan)	Consumer discretionary	7.2%
Shandong Weigao Group	Healthcare	4.3%
Sinopharm Medicine Holding	Healthcare	4.2%
Wumart Stores	Consumer staples	3.8%
Ugent Holdings, Ltd	Industrials	3.5%
China Medical	Healthcare	3.5%
Far Eastern Department Stores	Consumer discretionary	3.1%
China Shineway Pharmaceutical	Healthcare	2.9%
WuXi PharmaTech Cayman	Healthcare	2.4%
Fushan International Energy Group	Energy	2.3%
Ruentex Development Co	Financials	2.3%
Hsu Fu Chi International	Consumer staples	2.1%
Chaoda Modern Agriculture	Consumer staples	2.1%
Xinao Gas Holdings	Utilities	2.0%
China Fishery Group	Consumer staples	1.9%
DIRECT INVESTMENTS (14.1%)

Queenbury Investment (Huiyan)	Consumer discretionary	7.2%
Ugent Holdings	Industrials	3.5%
HAND Enterprise Solutions	Information technology	1.2%
Qingdao Bright Moon	Industrials	1.1%
China Silicon (Series A Preferred)	Information technology	0.6%
Highlight Tech	Industrials	0.5%
China Silicon	Information technology	0.0%
TECO Optronics	Information technology	0.0%
Source: State Street Bank and Trust Company.

FUND PERFORMANCE (BASED ON NET ASSET VALUE)	(US$ RETURNS)

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa
The China Fund, Inc.	5.3	20.1	64.5	80.1	19.9	22.1	12.0
MSCI Golden Dragon	2.1	12.7	62.0	73.7	6.6	12.4	10.4
Hang Seng Chinese Enterprise	1.7	15.1	64.5	80.1	15.1	21.3	22.9
Shanghai Stock Exchange 180	2.4	18.5	81.7	82.0	28.8	29.1	n/a
Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company. Launch date 10 July 1992. Three year, five year and since launch returns are all annualized.
Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2009 Bloomberg LP for the Hang Seng China Enterprise and the Shanghai Stock Exchange 180. For a full description of each index please see the index descriptions section.

PERFORMANCE IN PERSPECTIVE
Past performance is not a guide to future returns.
Source: Martin Currie Inc as at 30 November 2009.
THE CHINA FUND INC. PREMIUM/DISCOUNT
Past performance is not a guide to future returns.
Source: Martin Currie Inc as at 30 November 2009.
10 YEAR DIVIDEND HISTORY CHART
Past performance is not a guide to future returns.
Source: State Street Bank and Trust Company.

30 NOVEMBER 2009

Sector	Company (BBG ticker)	Price	Holding	Value US$	% of portfolio
Hong Kong					17.8
China Shineway Pharmaceutical Group	2877 HK	HK $13.3	11,184,000	$19,193,063	2.9
Fushan International Energy Group	639 HK	HK $7.2	16,044,000	$15,153,719	2.3
Chaoda Modern Agriculture (Holdings)	682 HK	HK $6.8	15,327,357	$13,448,433	2.1
Xinao Gas Holdings	2688 HK	HK $19.5	5,084,000	$12,883,757	2.0
Ports Design	589 HK	HK $21.1	4,549,500	$12,268,895	1.9
Intime Department Store Group	1833 HK	HK $6.5	12,568,629	$10,590,015	1.6
Natural Beauty Bio-Technology	157 HK	HK $1.3	48,680,000	$8,228,437	1.3
Golden Meditech Co	801 HK	HK $1.8	35,040,000	$8,138,270	1.2
China Pharmaceutical Group	1093 HK	HK $4.4	12,918,000	$7,317,375	1.1
Shangri-La Asia	69 HK	HK $14.0	3,061,555	$5,577,920	0.9
TPV Technology	903 HK	HK $4.4	3,100,000	$1,767,989	0.3
Yorkey Optical International Cayman	2788 HK	HK $1.6	7,758,926	$1,601,832	0.2
FU JI Food & Catering Services	1175 HK	HK $0.0	5,462,000	—	0.0

Singapore					5.1
Hsu Fu Chi International	HFCI SP	SG $2.0	9,484,000	$13,697,779	2.1
China Fishery Group	CFG SP	SG $1.3	13,255,000	$12,443,762	1.9
Financial One Corp	FIN SP	SG $0.4	12,030,000	$3,779,058	0.6
CDW Holding	CDW SP	SG $0.1	54,708,000	$2,567,987	0.4
China Milk Products Group	CMILK SP	SG $0.3	4,923,000	$977,668	0.1

Hong Kong ‘H’ shares					15.1
Shandong Weigao Group Medical Polymer	8199 HK	HK $27.4	7,808,000	$27,907,123	4.3
Sinopharm Medicine Holding	297 HK	HK $27.0	7,786,000	$27,115,198	4.2
Wumart Stores	8277 HK	HK $12.8	14,888,000	$24,589,054	3.8
ZTE Corp	763 HK	HK $43.9	1,461,926	$8,299,913	1.2
Zijin Mining Group	2899 HK	HK $8.1	7,214,000	$7,558,362	1.1
Anhui Expressway	995 HK	HK $5.2	4,626,300	$3,116,017	0.5

Taiwan					20.7
Far Eastern Department Stores	2903 TT	NT $34.1	19,066,931	$20,175,549	3.1
Ruentex Development Co	9945 TT	NT $38.0	12,694,000	$14,990,273	2.3
China Metal Products	1532 TT	NT $41.3	9,200,278	$11,808,058	1.8
Uni-President Enterprises Corp.	1216 TT	NT $37.7	9,112,638	$10,676,107	1.6
HTC Corp	2498 TT	NT$365.0	891,900	$10,116,644	1.6
WPG Holdings Co	3702 TT	NT $45.6	6,320,000	$8,955,903	1.4
FamilyMart	5903 TT	NT $63.0	4,501,652	$8,813,328	1.3
KGI Securities	6008 TT	NT $15.7	16,984,780	$8,286,803	1.3
Lien Hwa Industrial	1229 TT	NT $15.3	16,476,881	$7,834,186	1.2
Cathay Financial Holdings	2882 TT	NT $56.0	4,454,000	$7,751,142	1.2
Yuanta Financial Holdings	2885 TT	NT $21.7	10,520,593	$7,094,592	1.1
Taiwan Secom	9917 TT	NT $46.6	4,738,000	$6,861,332	1.0
Synnex Technology International Corp.	2347 TT	NT $64.7	2,809,240	$5,648,337	0.9
Fubon Financial Holdings	2881 TT	NT $36.5	4,948,000	$5,612,418	0.9

United Kingdom					3.5
China Medical System Holdings	CMSH LN	£3.8	3,623,188	$22,740,719	3.5

United States					5.8
WuXi PharmaTech Cayman	WX US	US $17.4	883,490	$15,399,231	2.4
Sina Corp.	SINA US	US $45.3	162,700	$7,363,802	1.1
Far East Energy	FEEC US	US $0.4	14,565,477	$6,408,810	1.0
Mindray Medical International	MR US	US $30.3	191,700	$5,804,676	0.9
The9, Ltd., ADR	CMED US	US $7.6	358,900	$2,709,695	0.4

Equity linked securities (‘A’ shares)					12.9
Shenzhen Agricultural Products	n/a	US $1.8	6,800,000	$12,390,620	1.9
Citic Securities Co	n/a	US $4.3	2,260,600	$9,665,440	1.5
Shanghai International Airport Co	n/a	US $2.2	3,616,700	$8,100,695	1.5
Shanghai Yuyan tourist Mart	n/a	US $4.0	238,502,000	$9,530,158	1.4
China Yangtze Power	n/a	US $2.0	4,169,077	$8,219,564	1.3
Suning Appliance	n/a	US $2.8	2,874,013	$7,989,756	1.2
Daqin Railway	n/a	US $1.6	4,807,000	$7,674,751	1.2
Wuliangye Yibin Co., Ltd. Access Product	n/a	US $4.2	1,403,507	$5,847,010	0.9
Dalian Zhangzidao Fishery Group	n/a	US $4.5	1,260,565	$5,657,416	0.9
Zhejiang Guyuelongshan Access Product	n/a	US $1.5	3,658,900	$5,621,988	0.9
Shanghai Qiangsheng	n/a	US $1.2	2,600,000	$3,141,889	0.5

Sector	Company (BBG ticker)	Price	Holding	Value US$	% of portfolio
Direct					14.1%
Queenbury Investments, Ltd., (Huiyan)	n/a	US$104,686	450	$47,108,700	7.2
Ugent Holdings, Ltd	n/a	HK$100	177,000,000	$22,838,562	3.5
HAND Enterprise Solutions	n/a	US$16.4	500,000	$8,200,000	1.3
Qingdao Bright Moon	n/a	US$0.2	31,827,172	$6,842,842	1.0
China Silicon Corp., Series A Preferred	n/a	US$133	27,418	$3,646,594	0.6
Highlight Tech Corp	n/a	US$1.8	1,683,447	$3,000,000	0.5
China Silicon Corp. Common Stock	n/a	—	1,171,572	—	—
China Silicon Corp. Warrants	n/a	—	685,450	—	—
teco Optronics Corp	n/a	—	1,861,710	—	—

Other assets & liabilities				$32,731,393	5.0%
INDEX DESCRIPTIONS
MSCI Golden Dragon Index
The MSCI Golden Dragon is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. As of May 2005 the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.
Hang Seng China Enterprise Index
The Hang Seng China Enterprise Index is a capitalization-weighted index comprised of state-owned Chinese companies (H-shares) listed on the Hong Kong Stock Exchange and included in Hans Seng Mainland China index.
Shanghai Stock Exchange 180 Index
The Shanghai Stock Exchange 180 ‘A’ Share Index is a capitalization-weighted index. The index tracks the daily price performance of the 180 most representative ‘A’ share stocks listed on the Shanghai Stock Exchange.
OBJECTIVE
The investment objective of the Fund is to achieve long term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.
The Board of Directors of the Fund has adopted an operating policy of the Fund, effective 30 June 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, ‘China companies’ are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.
The Fund is subject to the Investment Company Act of 1940 which limits the means in which it can access the ‘A’ share market. The Fund will continue to seek the most efficient way in which to increase its ‘A’ share exposure ensuring ongoing compliance with its legal and regulatory obligations.
CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette
PO Box 5049
Boston, MA 02206-5049
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This document is issued and approved by Martin Currie Inc (MC Inc), as investment adviser of The China Fund Inc (the Fund). MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.
Martin Currie Ltd and Heartland Capital Management Ltd (HCML) have established MC China Ltd (MCCL), as a joint venture company, to provide investment management or investment advisory services to our China product. MCCL has appointed Martin Currie Investment Management Ltd (MCIM), or its affiliates, as investment manager of our China funds. HMCL has seconded both Chris Ruffle and Shifeng Ke to MCIM or its affiliates on a full time basis with the same roles and responsibilities as if they were full time employees.
The Fund is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940 as amended. It meets the criteria of a closed ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the Fund.
Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.
This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.
The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.
It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.
Investing in the Fund involves certain considerations in addition to the risks normally associated with making investments in securities. The value of the shares issued by the Fund, and the income from them, may go down as well as up and there can be no assurance that upon sale, or otherwise, investors will receive back the amount originally invested. There can be no assurance that you will receive comparable performance returns, or that investments will reflect the performance of the stock examples contained in this document. Movements in foreign exchange rates may have a separate effect, unfavorable as well as favorable, on the gain or loss otherwise experienced on an investment. Past performance is not a guide to future returns. Accordingly, the Fund is only suitable for investment by investors who are able and willing to withstand the total loss of their investment. In particular, prospective investors should consider the following risks:
è	The companies quoted on Greater Chinese stock exchanges are exposed to the risks of political, social and religious instability, expropriation of assets or nationalisation, rapid rates of inflation, high interest rates, currency depreciation and fluctuations and changes in taxation, which may affect income and the value of investments.

è	At present, the securities market and the regulatory framework for the securities industry in China is at an early stage of development. The China Securities Regulatory Commission (CSRC) is responsible for supervising the national securities markets and producing relevant regulations. The Investment Regulations, under which the Fund invests in the People’s Republic of China (PRC) and which regulate repatriation and currency conversion, are new. The Investment Regulations give CSRC and State Administration of Foreign Exchange (SAFE) wide discretions and there is no precedent or certainty as to how these discretions might be exercised, either now or in the future. The Fund may, from time to time, obtain access to the securities markets in China via Access Products. Such products carry additional risk and may be less liquid than the underlying securities which they represent.

è	During the past 15 years, the PRC government has been reforming the economic and political systems of the PRC, and these reforms are expected to continue, as evidenced by the recently announced changes. The Fund’s operations and financial results could be adversely affected by adjustments in the PRC’s state plans, political, economic and social conditions, changes in the policies of the PRC government such as changes in laws and regulations (or the interpretation thereof), measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and the imposition of additional import restrictions.

è	PRC’s disclosure and regulatory standards are in many respects less stringent than standards in certain Organisation for Economic Co-operation and Development (OECD) countries, and there may be less publicly available or less reliable information about PRC companies than is regularly published by or about companies from OECD countries.

è	The Shanghai Stock Exchange and Shenzhen Stock Exchange have lower trading volumes than most OECD exchanges and the market capitalisations of listed companies are small compared to those on more developed exchanges in developed markets. The listed equity securities of many companies in the PRC are accordingly materially less liquid, subject to greater dealing spreads and experience materially greater volatility than those of OECD countries. These factors could negatively affect the Fund’s NAV.

è	The Fund invests primarily in securities denominated in other currencies but its NAV will be quoted in US dollars. Accordingly, a change in the value of such securities against US dollars will result in a corresponding change in the US dollar NAV.

è	The marketability of quoted shares may be limited due to foreign investment restrictions, wide dealing spreads, exchange controls, foreign ownership restrictions, the restricted opening of stock exchanges and a narrow range of investors. Trading volume may be lower than on more developed stockmarkets, and equities are less liquid. Volatility of prices can also be greater than in more developed stockmarkets. The infrastructure for clearing, settlement and registration on the primary and secondary markets may be underdeveloped. Under certain circumstances, there may be delays in settling transactions in some of the markets.
Martin Currie Inc, registered in Scotland (no BR2575)
Registered office: Saltire Court, 20 Castle Terrace, Edinburgh EH11 2ES Tel: 44 (0) 131 229 5252 Fax: 44 (0) 131 228 5959 www.martincurrie.com/china
North American office: 1350 Avenue of the Americas, Suite 3010, New York, NY 10019, USA Tel: (1) 212 258 1900 Fax: (1) 212 258 1919
Authorised and registered by the Financial Services Authority and incorporated with limited liability in New York, USA.
Please note: calls to the above numbers may be recorded.